Exhibit 10.10

Supplementary Agreement to Loan Agreement

This Supplementary Agreement to Loan Agreement (the “Supplementary Agreement”) is made and entered into by and between the Parties below as of May 10, 2010:

(1)                        ChinaCache International Holdings Ltd. (“Lender”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

(2)                        Xiaohong Kou (“Borrower”), a citizen of the People’s Republic of China (“China”) with Chinese Identification No.:           .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

A.               Borrower holds 45% of equity interests (“Borrower Equity Interest”) in Beijing Blue I. T. Technologies Co., Ltd. (“Borrower Company”), which is a limited company duly registered in Beijing, China.

B.                 Lender and Borrower entered into a Loan Agreement on September 23, 2005 (“Loan Agreement”), according to which, Lender provides a loan in US dollars which is equivalent to RMB4,500,000 in accordance with the provisions of applicable laws (the “Loan”).  Borrower promises to use the Loan only for providing funds to the Borrower Company so as to develop its business.  Without Lender’s prior written consent, Borrower shall not use the Loan for any other purposes.

The Parties hereby acknowledge certain matters under the Loan Agreement:

1.                    Lender acknowledges and undertakes that, besides the Loan, since September 23, 2005, Lender agrees to provide unconditional financial support as needed by the Borrower Company, either by itself or through its wholly-owned subsidiary in China, to Borrower in ways permitted by the PRC laws and regulations (“Financial Support”).  Borrower agrees to accept such Financial Support in ways permitted by the PRC laws and regulations and undertakes to use such Financial Support only for providing funds to the Borrower Company so as to develop its business.

2.                    If Lender provides Financial Support, the repayment due date and method will be negotiated and determined by the Parties separately.  To the extent permitted by the PRC laws and other applicable laws, Lender may exempt the repayment obligations of Borrower.

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3.                    Borrower agrees that, if she provides the funds obtained under the Loan Agreement and/or this Supplementary Agreement to Borrower Company by way of shareholder loans in accordance with the PRC laws, then to the extent permitted by the PRC laws and other applicable laws, Borrower may exempt the repayment obligations of the Borrower Company as needed by the latter.

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Lender: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name:	Xiaohong Kou
Title:	Director

Borrower: Xiaohong Kou

By:	/s/ Xiaohong Kou

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Supplementary Agreement to Loan Agreement

This Supplementary Agreement to Loan Agreement (the “Supplementary Agreement”) is made and entered into by and between the Parties below as of May 10, 2010:

(1)                        ChinaCache International Holdings Ltd. (“Lender”), a Cayman corporation, organized and existing under the company law of the Cayman Islands, British West Indies (“Cayman”), with its address at Offshore Incorporations (Cayman) Limited, Scotia Center, 4th Floor, P.O. Box 2804, George Town, Cayman Islands, British West Indies;

(2)                        Song Wang (“Borrower”), a citizen of the People’s Republic of China (“China”) with Chinese Identification No.:           .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

A.               Borrower holds 55% of equity interests (“Borrower Equity Interest”) in Beijing Blue I. T. Technologies Co., Ltd. (“Borrower Company”), which is a limited company duly registered in Beijing, China.

B.                 Lender and Borrower entered into a Loan Agreement on September 23, 2005 (“Loan Agreement”), according to which, Lender provides a loan in US dollars which is equivalent to RMB5,500,000 in accordance with the provisions of applicable laws (the “Loan”).  Borrower promises to use the Loan only for providing funds to the Borrower Company so as to develop its business.  Without Lender’s prior written consent, Borrower shall not use the Loan for any other purposes.

The Parties hereby acknowledge certain matters under the Loan Agreement:

1.                    Lender acknowledges and undertakes that, besides the Loan, since September 23, 2005, Lender agrees to provide unconditional financial support as needed by the Borrower Company, either by itself or through its wholly-owned subsidiary in China, to Borrower in ways permitted by the PRC laws and regulations (“Financial Support”).  Borrower agrees to accept such Financial Support in ways permitted by the PRC laws and regulations and undertakes to use such Financial Support only for providing funds to the Borrower Company so as to develop its business.

2.                    If Lender provides Financial Support, the repayment due date and method will be negotiated and determined by the Parties separately.  To the extent permitted by the PRC laws and other applicable laws, Lender may exempt the repayment obligations of Borrower.

3.                    Borrower agrees that, if he provides the funds obtained under the Loan Agreement and/or this Supplementary Agreement to Borrower Company by way of shareholder loans in accordance with the PRC laws, then to the extent permitted by the PRC laws and other applicable laws, Borrower may exempt the repayment obligations of the Borrower Company as needed by the latter.

Lender: ChinaCache International Holdings Ltd.

By:	/s/ Xiaohong Kou
Name:	Xiaohong Kou
Title:	Director

Borrower: Song Wang

By:	/s/ Song Wang